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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 28, 2003


CWABS, INC. (as company under a Pooling and Servicing Agreement, dated as of January 1, 2003, providing for, inter alia, the issuance of Asset-Backed Certificates, Series 2003-BC1)

                                   CWABS, Inc.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                   333-101101                   95-4596514
         --------                   ----------                   ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)


4500 Park Granada
Calabasas, California                                               91302
---------------------                                               -----
(Address of Principal                                             (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (818) 225-3237

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Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On January 28, 2003 (the "Closing Date"), a single series of certificates, entitled CWABS, Inc., Asset-Backed Certificates, Series 2003-BC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of January 1, 2003 (the "Agreement"), among CWABS, Inc., Countrywide Homes Loans, Inc., the Seller (the "Seller"), Countrywide Home Loans Servicing LP, the Master Servicer (the "Mater Servicer") and The Bank of New York, as trustee (the "Trustee").

         Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.



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


Item 5.           Other Events.
                  ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a pool (the "Mortgage Pool") of fixed and adjustable rate, credit blemished mortgage loans that are secured by first liens on one- to four- family residential properties (the "Mortgage Loans"). As of the Closing Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $849,999,969 as of January 1, 2003 (the "Cut-off Date").

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the Cut-off Date.




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


Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.
                  ---------------------------------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------

          99.1 Characteristics of the Mortgage Pool as of January 28, 2003, relating to CWABS, Inc., Asset- Backed Certificates, Series 2003-BC1.




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               CWABS, INC.



                                               By: /s/ Celia Coulter
                                                   ----------------------------
                                               Name:   Celia Coulter
                                               Title:  Executive Vice President

Dated: February 11, 2003



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


                                  EXHIBIT INDEX



Exhibit Number                           Description
--------------                           -----------
99.1                                     Characteristics of the Mortgage Pool as
                                         of January 28, 2003, relating to CWABS,
                                         Inc., Asset- Backed Certificates,
                                         Series 2003-BC1.



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